UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Alight, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALIGHT, INC. 4 OVERLOOK POINT LINCOLNSHIRE, IL 60069 Your Vote Counts! ALIGHT, INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET V06769-P89756 You invested in ALIGHT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and May 17, 2023 vote without entering a 1:00 PM CDT control number Virtually at: www.virtualshareholdermeeting.com/ALIT2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Daniel S. Henson For 1b. Richard N. Massey For 1c. Kausik Rajgopal For 1d. Stephan D. Scholl For 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023. For 3. To approve, on an advisory (non-binding) basis, the 2022 compensation paid to our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.